As filed with the Securities and Exchange Commission on August 7, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22727

Cushing MLP Infrastructure Fund
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440 Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440 Dallas, TX 75225
(Name and address of agent for service)

214-692-6334
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2013

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE FUND

SEMI-ANNUAL REPORT

MAY 31, 2013 (Unaudited)

The Cushing® MLP Infrastructure Fund
TABLE OF CONTENTS

Unitholder Letter	1

Allocation of Portfolio Assets	4

Schedule of Investments	5

Statement of Assets and Liabilities	7

Statement of Operations	8

Statement of Changes in Net Assets	9

Statement of Cash Flows	10

Financial Highlights	11

Notes to Financial Statements	12

Additional Information	16

Board Approval of Investment Management Agreement	18

The Cushing® MLP Infrastructure Fund
UNITHOLDER LETTER

Dear Fellow Unitholder,

The Cushing® MLP Infrastructure Fund (the Fund) ended the first half of the fiscal year with positive performance. For the six month period ended May 31, 2013, the Fund delivered a 22.93% total return, versus total returns of 16.43% and 21.46% for the S&P 500 Index (Total Return) and the Cushing® 30 MLP Index (Total Return), respectively.

In particular, the Fund benefited from overweight positions in the Natural Gas Gatherers & Processors, Crude Oil & Refined Products and General Partners subsectors. For the Natural Gas Gatherers & Processors segment, we prefer to own master limited partnerships (MLPs) that have some or all of the following characteristics: a strong management team, good assets with a competitive position in a key market or an emerging basin, predominantly fixed fee contracts, and visible growth through organic projects and/or “drop-down” acquisitions. We believe the benefits of these traits more than offset the near-term headwinds from a currently challenging natural gas liquid (NGL) pricing environment.

MLPs exposed to the build-out of crude oil infrastructure, as measured by the Wells Fargo Crude MLP Index (Total Return) have had substantial gains over the past one to two years, and we believe this trend will continue for the remainder of 2013. U.S. onshore crude production has been significant, which we believe not only supports continued volume growth for crude-levered MLPs, but also provides a wealth of infrastructure investment opportunities in order to satisfy producers’ needs to get their product to market.

The Fund also owned a number of General Partners (GPs) during the period. While typically lower yielding, GPs are leveraged to the growth of the underlying MLP and can possess considerable option value. Over the past couple of years, several GP equities have benefited from M&A activity and restructurings. Just recently, Spectra Energy Corp. (NYSE: SE) announced its intent to “drop down,” or sell its U.S. transportation and storage assets to its underlying MLP (Spectra Energy Partners, L.P.) with the objective of unlocking the value of its GP ownership. Several companies have successfully implemented this strategy in the past (e.g., Williams Companies Inc., El Paso Corp. and Sunoco, Inc.), and we believe there are additional companies that could benefit from similar transactions.

Overall, we seek to strike an appropriate balance of investing the Fund’s assets in stable, higher yielding MLPs with lower yielding, high growth MLPs. Additionally, we generally seek to avoid outsized positions in any single name and prefer equities with good trading liquidity.

Recently, the broad equity market has experienced some weakness related to the idea of a strengthening domestic economy, the prospect of a Fed “tapering” and the ultimate impact on interest rates. This weakness has been particularly pronounced in “defensive” stocks and interest rate sensitive equity subsectors (such as REITs, utilities and, to a lesser extent, MLPs), as well as investment grade and high yield bonds. While interest rates remain quite low (and we believe this will be the case for a long period), the market appears to be concerned about the potential for interest rates to move higher. We will continue to monitor currency and capital market developments as the global markets continue to be impacted by an era of unprecedented easy monetary policy across the globe (e.g., Japan).

Nonetheless, our Fund and the MLP space as a whole continue to benefit from strong fund flows. According to U.S. Capital Advisors, a total of $4.7 billion was raised during the first calendar quarter of 2013 for publicly-traded MLP-focused funds (easily setting a record for the space) and two closed-end funds (CEFs) alone raised more than has ever been raised by MLP-focused CEFs in any prior quarter. Similarly, MLP open-end mutual funds continued to gather significant capital, raising almost twice as much in the first calendar quarter of 2013 as their previous best quarter. The trend continued with the recent successful launch of a $1 billion MLP-focused CEF.

We attribute this positive dynamic to 1) investors putting money back in the market after the late 2012 selloff driven in part by the U.S. Presidential election, tax law change concerns, fiscal cliff fears and considerable MLP equity issuances; 2) the continued search for yield; and 3) solid MLP fundamentals. We believe that MLPs are similar to REITs, but with better cash flow stability and higher growth prospects. We continue to believe that MLPs should be valued similarly to REITs and, as such, should capture incremental retail and institutional investment. This appears to finally be happening as new MLP products have attracted not only traditional retail investors, but also registered investment advisers and an increasing number of institutional pension and endowment funds.

MLPs continue to be active in the midstream infrastructure build-out and current key themes include: 1) re-purposing underutilized pipelines to other services; 2) constructing/contracting liquefied natural gas (LNG) export terminals (the beneficiaries include those partnerships building the terminals as well as those that have pipeline assets that directly or indirectly connect to the terminals); 3) constructing/contracting liquefied petroleum gas (LPG) export terminals; and 4) constructing rail loading and unloading terminals to take advantage of increasing crude movements by rail from emerging areas such as the Bakken.

Further, several energy companies continue to validate the MLP structure as a favored way to own midstream assets. In addition to a number of M&A transactions, including the Spectra Energy Corp. announcement discussed above, recent announcements to either form or explore the formation of MLPs include those made by Devon Energy Corporation (NYSE: DVN), Valero Energy Corporation (NYSE: VLO), Western Refining, Inc. (NYSE: WNR), Centerpoint Energy, Inc. (NYSE: CNP) and partner OGE Energy Corporation (NYSE: OGE), Phillips 66 (NYSE: PSX), and Tallgrass Energy Partners, L.P (NYSE: TEP), a May 2013 IPO.

In closing, despite the near term forces affecting the broader market which could lead to periods of increased volatility, we remain focused on the favorable long-term fundamental attributes of MLPs and the potential for attractive total returns based on current yield and expected distribution growth. We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support, and we look forward to helping you achieve your investment goals for the remainder of the Fund’s fiscal year.

Sincerely,

Jerry V. Swank
Chairman and Chief Executive Officer

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any securities, which may be made only by means of a private placement memorandum or similar materials which contain a description of material terms and risks.

Views and opinions expressed above are those of the portfolio managers as of the date of this report and are subject to change at any time based on factors such as market and economic conditions, are not guaranteed and should not be considered investment advice.

All performance data are estimated and unaudited. Past performance does not guarantee future results. Current performance may be higher or lower. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

An investment in the Fund involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the  und is more exposed to individual stock volatility than a diversified fund. The Fund invests in MLPs, which concentrate investments in the natural resource sector and are subject to the risks of energy prices  and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Cushing® 30 MLP Index (“Cushing 30”) tracks the performance of 30 publicly traded MLP securities that hold midstream energy infrastructure assets in North America, chosen according to a proprietary fundamental scoring model developed by Cushing® MLP Asset Management, LP to rank potential MLPs for inclusion in the Cushing 30. The Wells Fargo Composite MLP Index is a float-adjusted capitalization-weighted index of energy master limited partnerships (MLPs) with a market capitalization of at least $200 million at the time of inclusion. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. None of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Infrastructure Fund

ALLOCATION OF PORTFOLIO ASSETS (1)
May 31, 2013 (Unaudited)
(Expressed as a Percentage of Total Investments)

(1) Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
* Master Limited Partnerships and Related Companies

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)

	May 31, 2013

	Shares	Fair Value
Master Limited Partnerships and Related Companies - 99.6% (1)
Crude Oil & Refined Products - 27.9% (1)
United States - 27.9% (1)
Blueknight Energy Partners, L.P.	83,000	$723,760
Buckeye Partners, L.P.	14,425	954,070
Genesis Energy, L.P.	18,650	935,298
Holly Energy Partners, L.P.	5,200	186,992
MPLX, L.P.	28,400	1,054,492
NuStar Energy L.P.	10,400	484,536
Rose Rock Midstream, L.P.	21,044	777,786
Sunoco Logistics Partners, L.P.	19,250	1,165,395
Tesoro Logistics, L.P.	15,875	984,885
		7,267,214
General Partnerships - 10.0% (1)
United States - 10.0% (1)
Alliance Holdings GP, L.P.	16,600	1,057,918
Energy Transfer Equity, L.P.	26,750	1,529,030
		2,586,948
Large Cap Diversified - 33.6% (1)
United States - 33.6% (1)
Energy Transfer Partners, L.P.	29,300	1,424,273
Enterprise Products Partners, L.P.	36,825	2,187,037
Kinder Morgan Energy Partners, L.P.	14,125	1,178,025
Kinder Morgan Management, LLC (2)(3)	-	12
Magellan Midstream Partners, L.P.	22,200	1,154,178
ONEOK Partners, L.P.	9,700	502,072
Plains All American Pipeline, L.P.	25,416	1,427,871
Williams Partners, L.P.	17,175	856,861
		8,730,329
Natural Gas Gatherers & Processors - 18.7% (1)
United States - 18.7% (1)
Access Midstream Partners, L.P.	31,750	1,365,885
DCP Midstream Partners, L.P.	8,675	414,665
MarkWest Energy Partners, L.P.	13,368	880,149
Targa Resources Partners, L.P.	22,200	1,032,522
Western Gas Partners, L.P.	19,884	1,169,776
		4,862,997
Natural Gas Transportation & Storage - 9.4% (1)
United States - 9.4% (1)
El Paso Pipeline Partners, L.P.	17,038	700,091
EQT Midstream Partners, L.P.	26,600	1,296,750
Spectra Energy Partners, L.P.	12,900	459,369
		2,456,210

Total Master Limited Partnerships and Related Companies (Cost $20,658,478)		$25,903,698

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	May 31, 2013

	Shares	Fair Value
Short-Term Investments - Investment Companies - 0.7% (1)
United States - 0.7% (1)
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.02% (4)	37,301	$37,301
Fidelity Government Portfolio Fund - Institutional Class, 0.01% (4)	37,301	37,301
Fidelity Money Market Portfolio - Institutional Class, 0.08% (4)	37,301	37,301
First American Government Obligations Fund - Class Z, 0.02% (4)	37,301	37,301
Invesco STIC Prime Portfolio, 0.02% (4)	37,301	37,301
Total Short-Term Investments (Cost $186,505)		$186,505

Total Investments - 100.3% (1) (Cost $20,844,983)		$26,090,203
Liabilities in Excess of Other Assets - (0.3)% (1)		(67,407)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$26,022,796

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Shares are less than one but greater than zero.
(3)	Security distributions are paid-in-kind.
(4)	Rate reported is the current yield as of May 31, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF ASSETS & LIABILITIES (Unaudited)

May 31, 2013
Assets
Investments at fair value (cost $20,844,983)	$26,090,203
Other assets	10,911
Total assets	26,101,114

Liabilities
Subscriptions received in advance	25,000
Payable to Adviser, net of waiver	8,825
Accrued expenses	14,493
Other payables	30,000
Total liabilities	78,318
Net assets	$26,022,796

Net Assets Consisting of
Additional paid-in capital	$17,626,342
Accumulated net investment income	1,622,181
Accumulated realized gain	1,529,053
Net unrealized appreciation on investments	5,245,220
Net assets	$26,022,796

Net Asset Value, 29,866.02 units outstanding	$871.32

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF OPERATIONS (Unaudited)

Period From December 1, 2012 through May 31, 2013
Investment Income
Distribution income	$572,518
Interest income	78
Total Investment Income	572,596

Expenses
Advisory fees	113,832
Professional fees	50,500
Administrator fees	29,797
Fund accounting fees	15,125
Reports to unitholders	5,777
Registration fees	3,941
Custodian fees and expenses	3,179
Transfer agent fees	2,733
Trustees' fees	1,500
Other expenses	3,135
Total Expenses	229,519
Less: expense reimbursement by Adviser	(52,918)
Net Expenses	176,601
Net Investment Income	395,995

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	990,110
Net change in unrealized appreciation of investments	3,382,628
Net Realized and Unrealized Gain on Investments	4,372,738
Increase in Net Assets Resulting from Operations	$4,768,733

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Period From December 1, 2012 through May 31, 2013	Year Ended November 30, 2012
	(Unaudited)
Operations
Net investment income	$395,995	$685,512
Net realized gain (loss) on investments	990,110	(21,948)
Net change in unrealized appreciation of investments	3,382,628	1,527,428
Net increase in net assets resulting from operations	4,768,733	2,190,992
Dividends and Distributions to Common Unitholders
Net investment income	-	-
Return of capital	(500,143)	(825,525)
Total dividends and distributions to common unitholders	(500,143)	(825,525)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	2,969,668	5,219,022
Distribution reinvestments	414,094	693,013
Payments for redemptions	(741,408)	(303,433)
Net increase in net assets from capital share transactions	2,642,354	5,608,602
Total increase in net assets	6,910,944	6,974,069
Net Assets
Beginning of period	19,111,852	12,137,783
End of period	$26,022,796	$19,111,852
Accumulated net investment income at the end of the period	$1,622,181	$1,226,186

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF CASH FLOWS (Unaudited)

Period From December 1, 2012 through May 31, 2013
OPERATING ACTIVITIES

Increase in Net Assets Resulting from Operations	$4,768,733
Adjustments to reconcile increase in net assets resulting from operations to net cash used in operating activities
Net realized gain on sales of investments	(990,110)
Net change in unrealized appreciation of investments	(3,382,628)
Purchases of investments in securities	(6,910,486)
Proceeds from sales of investments in securities	5,136,607
Purchases of short-term investments	66,167
Changes in operating assets and liabilities
Other assets	9,386
Payable to Adviser, net of waiver	(11,804)
Accrued expenses and other liabilities	1,418
Net cash used in operating activities	(1,312,717)
FINANCING ACTIVITIES
Proceeds from issuance of units, net of advance subscriptions	2,124,999
Payments for redemptions of units	(741,408)
Distributions paid	(86,049)
Net cash provided by financing activities	1,297,542
DECREASE IN CASH	(15,175)

CASH:
Beginning of period	15,175
End of period	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution Reinvestment	$414,094
Contribution of securities, at fair value (cost basis of $475,294)	$869,669

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Period From December 1, 2012 through May 31, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From March 1, 2010 (1) through November 30, 2010
	(Unaudited)
Per Unit Data (2)
Net Asset Value, beginning of period	$723.54		$662.02	$619.78	$500.00
Income from Investment Operations:
Net investment income	13.86		28.29	29.24	17.60
Net realized and unrealized
gain on investments	152.07		69.18	43.66	102.18
Total increase from investment operations	165.93		97.47	72.90	119.78
Less Distributions:
Net investment income	-		-	-	-
Return of capital	(18.15)		(35.95)	(30.66)	-
Total distributions to common stockholders	(18.15)		(35.95)	(30.66)	-
Net Asset Value, end of period	$871.32		$723.54	$662.02	$619.78

Total Investment Return (3)	22.9%	(4)	14.7%	12.0%	24.0%	(4)
Supplemental Data and Ratios
Net assets, end of period	$26,022,796		$19,111,852	$12,137,783	$4,892,232

Ratio of expenses to average
net assets before waiver (5)	2.0%		1.8%	1.6%	7.5%

Ratio of expenses to average
net assets after waiver (5)	1.5%		1.2%	1.0%	1.0%

Ratio of net investment income (loss) to
average net assets before waiver (5)	2.9%		3.4%	4.0%	(2.2)%

Ratio of net investment income (loss) to
average net assets after waiver (5)	3.4%		4.0%	4.6%	4.3%

Portfolio turnover rate	22.46%	(4)	122.64%	129.02%	28.32%	(4)

(1) Commencement of operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Individual returns and ratios may vary based on the timing of capital transactions.
(4) Not annualized.
(5) All income and expenses are annualized for periods less than one full year.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2013 (Unaudited)

1.	Organization
The Cushing® MLP Infrastructure Fund (the "Fund"), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated January 15, 2010 (the “Declaration of Trust”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund is managed by Cushing® MLP Asset Management, LP, as amended (the “Adviser”).

2.	Significant Accounting Policies

A.	Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B.	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C.	Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)   The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market.

(ii)   The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D.	Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. These distributions are included in Distribution Income on the Statement of Operations.

Expenses are recorded on an accrual basis.

E.	Dividends and Distributions to Stockholders
Dividends and distributions to unitholders are recorded on the ex-dividend date. The character of dividends and distributions to unitholders are comprised of 100 percent return of capital.

F.	Federal Income Taxation
The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns. The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of May 31, 2013. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments.  The tax basis of the Fund’s investments as of May 31, 2013 was $20,844,983 and net unrealized appreciation was $5,245,220 (gross unrealized appreciation $5,360,282; gross unrealized depreciation $115,062).

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.	Recent Accounting Pronouncements
In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011- 11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. Management has evaluated ASU 2013-01 and ASU 2011-11 and determined that there is no impact to the Fund’s financial statements.

3.	Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions to common unitholders. The Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A. The Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf. The Adviser monitors the financial conditions of such brokers.

4.	Agreements and Related Party Transactions
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund pays the Adviser a management fee, calculated and payable monthly in advance, equal to 0.083% (1.0% per annum) of the net assets of the Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Fund.

For the period ended May 31, 2013, the Adviser has agreed to waive a portion of its management fee and reimburse Fund expenses such that Fund operating expenses will not exceed 1.50%. For the period ended May 31, 2013, the Adviser earned $113,832 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $52,918.

The Adviser paid for $30,000 of the organizational costs on behalf of the Fund. This is included in Other payables on the statement of assets and liabilities.

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator and transfer agent. The Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100,000,000 of the Fund’s net assets, 0.04% on the next $200,000,000 of net assets and 0.04% on the balance of the Fund’s net assets, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Certain unitholders are affiliated with the Fund. The aggregate value of the affiliated unitholders’ share of net assets at May 31, 2013 is approximately $428,000.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●   Level 1 — quoted prices in active markets for identical securities
●   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●   Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

	Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Equity Securities Master Limited Partnerships and Related Companies (a)	$25,903,698	$25,903,698	$-	$-
Total Equity Securities	25,903,698	25,903,698	-	-
Other Short-Term Investments	186,505	186,505	-	-
Total Other	186,505	186,505	-	-
Total Assets	$26,090,203	$26,090,203	$-	$-

(a) All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2013.

During the period ended May 31, 2013, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the period from December 1, 2012 to May 31, 2013, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $6,910,486 and $5,136,607 (excluding short-term securities), respectively.

7.	Unit Transactions
Common units of beneficial interest (“Common Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum. The Fund generally offers Common Units on the first business day of each month. As of May 31, 2013, the Fund had 29,866.02 Common Units outstanding.

The Fund generally intends to pay distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees. Unless a unitholder elects otherwise, distributions, if any, will be automatically reinvested in additional Common Units in the Fund. For the period from December 1, 2012 to May 31, 2013, the Fund issued 544.43 units through its dividend reinvestment plan.

8.	Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund.

From June 1, 2013 through July 30, 2013, the Fund accepted additional subscriptions of approximately $25,000 and accepted redemptions of approximately $150,000. On July 18, 2013, the Fund issued a tender offer to repurchase up to 40% of the Fund’s outstanding units as of July 31, 2013.

On June 1, 2013, the Fund issued 138.13 units through its dividend reinvestment plan.

The Cushing® MLP Infrastructure Fund
ADDITIONAL INFORMATION (Unaudited)
May 31, 2013

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2013, each Trustee agreed to waive his annual retainer until the Fund’s assets exceed $100 million. During the period ended May 31, 2013, the aggregate compensation paid by the Fund to the independent trustees was $1,500. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov. The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information will be made available only from this date forward.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward. In addition, you may review and copy the Fund’s Form NQ at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

The Cushing® MLP Infrastructure Fund
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (Unaudited)
May 31, 2013

On May 23, 2013, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing MLP Asset Management, LP (the “Adviser”).

Activities and Composition of the Board
The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement.  Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services
The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, polices and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund's actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services
The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds designated by the Adviser that manage publicly traded portfolios investing primarily in MLPs; (b) other products managed by the Adviser; and (c) fees traditionally charged for these types of investment vehicles when they are structured as private investment vehicles. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees noted that the Fund was a continuously offered closed-end fund that conducts periodic tender offers and did not have any identifiable peers or competitors, but that the fee structure of a 1.00% management fee compared favorably against both the open-end and listed closed-end fund peer group. The Board of Trustees, including all of the Independent Trustees, concluded that the investment advisory fees and total expense ratio to be received by the Adviser were at least near the median for the peer group.

Consideration of Investment Performance
The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund, net of fees, against benchmark indices and its peer group. The Board of Trustees concluded that the Fund had continued to generally outperform its various indices during the year-to-date, one year and three year periods.

Other Considerations
The Board of Trustees received and considered a historical, current and projected profitability analysis prepared by the Adviser based on the fees payable under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called "fall-out" benefits. The Board of Trustees concluded there were no material economics of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion
In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2012- 12/31/2012	0	0	0	0
Month #2 01/01/2013-01/31/2013	0	0	0	0
Month #3 02/01/2013-02/28/2013	0	0	0	0
Month #4 03/01/2013-03/31/2013	0	0	0	0
Month #5 04/01/2013-04/30/2013	0	0	0	0
Month #6 05/01/2013-05/31/2013	0	0	0	0
Total	0	0	0	0
*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Cushing MLP Infrastructure Fund

By (Signature and Title)              /s/ Daniel L. Spears
Daniel L. Spears, President

Date         August 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)              /s/ Daniel L. Spears
Daniel L. Spears, President

Date          August 7, 2013

By (Signature and Title)              /s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date          August 7, 2013